Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of September 13, 2019, is by and among INSPERITY, INC., a Delaware corporation ("Borrower"), each of the financial institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (collectively, "Lenders", and each a "Lender"), and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, a national banking association, as agent for Lenders ("Agent").
RECITALS:
A.    Borrower, Agent and Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 6, 2018 (the "Agreement").
B.    Pursuant to the Agreement INSPERITY HOLDINGS, INC., a Delaware corporation, ADMINISTAFF COMPANIES, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING II, INC., a Delaware corporation, ADMINISTAFF PARTNERSHIPS HOLDING III, INC., a Delaware corporation, INSPERITY BUSINESS SERVICES, L.P., a Delaware limited partnership, INSPERITY EMPLOYMENT SCREENING, L.L.C., a Delaware limited liability company, INSPERITY ENTERPRISES, INC., a Texas corporation, INSPERITY EXPENSE MANAGEMENT, INC., a California corporation, INSPERITY GP, INC., a Delaware corporation, INSPERITY INSURANCE SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PAYROLL SERVICES, L.L.C., a Delaware limited liability company, INSPERITY PEO SERVICES, L.P., a Delaware limited partnership, INSPERITY RETIREMENT SERVICES, L.P., a Delaware limited partnership, INSPERITY SERVICES, L.P., a Delaware limited partnership, and INSPERITY SUPPORT SERVICES, L.P., a Delaware limited partnership (collectively, "Guarantors"), executed that certain Amended and Restated Guaranty Agreement dated as of February 6, 2018 (the "Guaranty Agreement"), pursuant to which Guarantors guaranteed to Agent, for the ratable benefit of Agent, Issuing Bank and Lenders, the payment and performance of the Guaranteed Indebtedness (as therein defined).
C.    Zions Bancorporation, N.A. dba Amegy Bank, Bank of America, N.A., Wells Fargo Bank, N.A., Branch Banking & Trust Company, and U.S. Bank National Association have been appointed Joint Lead Arrangers for the credit facilities described in the Agreement. There are no longer any Co-Syndication Agents or Documentation Agents under the Agreement.
D.    As of September 30, 2018, (i) Zions Bancorporation, Inc. merged with ZB, N.A., with ZB, N.A. as the surviving entity, and (ii) ZB, N.A. changed its name to Zions Bancorporation, N.A. ZB, N.A. dba Amegy Bank is now Zions Bancorporation, N.A. dba Amegy Bank.

E.    Borrower, Agent and Lenders now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
Definitions
Section 1.1    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.
ARTICLE II.
Amendments
Section 2.1    Amendment to Recitals. Effective as of the date hereof, the first Recital contained in the Agreement is amended to read in its entirety as follows:
Borrower has requested that Lenders extend credit to Borrower in the form of a revolving line of credit in the initial principal amount of $500,000,000.00 (which may be increased upon the terms and conditions hereinafter set forth to $550,000,000.00 and which includes a swing line in the amount of $45,000,000.00 and a letter of credit facility in the amount of $45,000,000.00). Lenders are willing to make such extensions of credit to Borrower upon the terms and conditions hereinafter set forth.
Section 2.2    Amendment to Certain Definitions. Effective as of the date hereof, (a) the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:
"Agent" means Zions Bancorporation, N.A. dba Amegy Bank, in its capacity as agent for Lenders, and any successor in such capacity pursuant to Article XI.
"Amegy" means Zions Bancorporation, N.A. dba Amegy Bank and its successors and permitted assigns.
"Combined Commitments" means, at any time, the sum of the Commitments of all Lenders at such time. The Combined Commitments shall be $500,000,000.00 as of the First Amendment Closing Date.

"Floating Thirty Day LIBOR Rate" means, as of any day, the rate per annum offered for Dollar deposits in an amount comparable to the principal amount of the outstanding Alternate Base Rate Loans for a period of thirty (30) days as of 11:00 a.m. City of London, England time two (2) Business Days prior to such day as calculated by Intercontinental Exchange Group (ICE) Benchmark Administration Limited ("ICE") (or the successor thereto) for such Dollar deposits. Notwithstanding the foregoing, under no circumstances will the Floating Thirty Day LIBOR Rate be less than zero percent (0.0%) (the "Floating Thirty Day LIBOR Interest Rate Floor"), provided, however, if Borrower has entered into a Rate Management Transaction with a Lender for purposes of hedging the interest rate floor on the Notes, then no Floating Thirty Day LIBOR Interest Rate Floor shall be applicable for the portion of the principal amount of the Notes which is equal to the notional amount of such Rate Management Transaction during the period(s) such Rate Management Transaction is in effect.

If Agent determines, in its sole discretion, that the Floating Thirty Day LIBOR Rate (the "Floating Thirty Day LIBOR Rate Index") (a) has been or imminently will be discontinued, (b) is no longer an industry-accepted reference rate for loans of a similar type to the Loans and/or has been superseded by an alternative reference rate, or (c) is no longer representative or may not be used pursuant to a public statement by the administrator of the Floating Thirty Day LIBOR Rate Index or other regulatory authority (e.g., the Federal Reserve), in each case with respect to any type of loan or transaction (each a "Floating Thirty Day LIBOR Discontinuation Event"), then, after Agent notifies Borrower that a Floating Thirty Day LIBOR Discontinuation Event has occurred (a "Floating Thirty Day LIBOR Discontinuation Event Notice"), Agent and Borrower shall negotiate in good faith (and in giving due consideration to any evolving or then-existing convention of similar Dollar denominated syndicated credit facilities) to amend this Agreement in order to put the parties in substantially the same economic position by (i) replacing the Floating Thirty Day LIBOR Rate (the "Pre-Substitute Floating Thirty Day LIBOR Rate") with an alternate and substantially similar benchmark rate from an independent source available to Agent and recognized in the banking industry (collectively, the "Substitute Floating Thirty Day LIBOR Index Rate"), (ii) adjusting the Applicable Margin or otherwise selecting a spread adjustment or a method for determining a spread adjustment for such alternate benchmark rate ("Floating Thirty Day LIBOR Margin Adjustment"), and (iii) making proposed conforming changes to this Agreement, including the definition of Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate to reflect the adoption and administration thereof (the "Floating Thirty Day LIBOR Amendment"), and any such Floating Thirty Day LIBOR Amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent shall have posted such proposed amendment to

Lenders and Borrower, unless, prior to such time, Lenders comprising the Majority Lenders have delivered to Agent written notice that such Majority Lenders do not accept such amendment (a "Majority Lenders Floating Thirty Day LIBOR Rejection Notice").
If Agent and Borrower do not agree to a Floating Thirty Day LIBOR Amendment within ten (10) Business Days after Agent sends a Floating Thirty Day LIBOR Discontinuation Event Notice or if Agent receives a Majority Lenders Floating Thirty Day LIBOR Rejection Notice (such occurrence, a "Substituted Rate Date"), then, effective as of the Substituted Rate Date, all Alternate Base Rate Loans shall bear interest at the rates based upon the Fall-Back Rate and shall be subject to the applicable Alternate Base Rate Margin.
Agent, Lenders and Borrower acknowledge that the discontinuation of the Floating Thirty Day LIBOR Rate Index is a future event over which none of Agent, any Lender or Borrower has influence but which will necessarily affect the Pre-Substitute Floating Thirty Day LIBOR Rate. Notwithstanding the foregoing, the parties acknowledge that, initially and/or over time, the Substitute Floating Thirty Day LIBOR Index Rate or the Fall-Back Rate, as applicable, will differ from the Pre-Substitute Floating Thirty Day LIBOR Rate. Borrower agrees that Agent shall not be liable in any manner for its selection of a Substitute Floating Thirty Day LIBOR Index Rate or the Fall-Back Rate.

If a Floating Thirty Day LIBOR Amendment is entered into, from and after the effective date of any such Floating Thirty Day LIBOR Amendment, the Substitute Floating Thirty Day LIBOR Index Rate shall be used in lieu of the Pre-Substitute Floating Thirty Day LIBOR Rate, and all references in this Agreement to the Pre-Substitute Floating Thirty Day LIBOR Rate shall be deemed to refer to the Substitute Floating Thirty Day LIBOR Index Rate. In such instance, the Substitute Floating Thirty Day LIBOR Index Rate shall remain in effect from the effective date of such Floating Thirty Day LIBOR Amendment until the Termination Date, unless such an instance occurs where the Substitute Floating Thirty Day LIBOR Index Rate is no longer available, in which case the provisions of this definition will again apply for purposes of replacing the Substitute Floating Thirty Day LIBOR Index Rate.

"Issuing Bank" means Zions Bancorporation, N.A. dba Amegy Bank and its successors and permitted assigns.

"LIBOR Rate" means, for any LIBOR Loan, for any Interest Period therefor, (a) the rate per annum offered for Dollar deposits in an amount comparable to the outstanding principal amount of such LIBOR Loan for a period of time equal to such Interest Period as of 11:00 a.m. City of London, England time two (2) London Business Days prior to the first date of such Interest

Period as calculated by ICE (or the successor thereto), divided by (b) one (1) minus the Reserve Requirement. Notwithstanding the foregoing, under no circumstances will the LIBOR Rate be less than zero percent (0.0%) (the "LIBOR Interest Rate Floor"), provided, however, if Borrower has entered into a Rate Management Transaction with a Lender for purposes of hedging the interest rate floor on the Notes, then no LIBOR Interest Rate Floor shall be applicable for the portion of the principal amount of the Notes which is equal to the notional amount of such Rate Management Transaction during the period(s) such Rate Management Transaction is in effect.

If Agent determines, in its sole discretion, that the LIBOR Rate (the "LIBOR Rate Index") (a) has been or imminently will be discontinued, (b) is no longer an industry-accepted reference rate for loans of a similar type to the Loans and/or has been superseded by an alternative reference rate, or (c) is no longer representative or may not be used pursuant to a public statement by the administrator of the LIBOR Rate Index or other regulatory authority (e.g., the Federal Reserve), in each case with respect to any type of loan or transaction (each a "Discontinuation Event"), then, after Agent notifies Borrower that a Discontinuation Event has occurred (a "Discontinuation Event Notice"), Agent and Borrower shall negotiate in good faith (and in giving due consideration to any evolving or then-existing convention of similar Dollar denominated syndicated credit facilities) to amend this Agreement in order to put the parties in substantially the same economic position by (i) replacing the LIBOR Rate (the "Pre-Substitute LIBOR Rate") with an alternate and substantially similar benchmark rate from an independent source available to Agent and recognized in the banking industry (collectively, the "Substitute LIBOR Index Rate"), (ii) adjusting the Applicable Margin or otherwise selecting a spread adjustment or a method for determining a spread adjustment for such alternate benchmark rate ("Margin Adjustment"), and (iii) making proposed conforming changes to this Agreement, including the definition of Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate to reflect the adoption and administration thereof (the "LIBOR Amendment"), and any such LIBOR Amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after Agent shall have posted such proposed amendment to Lenders and Borrower, unless, prior to such time, Lenders comprising the Majority Lenders have delivered to Agent written notice that such Majority Lenders do not accept such amendment (a "Majority Lenders Rejection Notice").

If Agent and Borrower do not agree to a LIBOR Amendment within ten (10) Business Days after Agent sends a Discontinuation Event Notice or if Agent receives a Majority Lenders Rejection Notice (such occurrence, an "LIBOR Substituted Rate Date"), then, effective as of the LIBOR Substituted Rate Date, (a) (i) all outstanding LIBOR Loans will Convert at the end of their respective Interest Periods to Alternate Base Rate Loans and (ii) all Alternate Base Rate

Loans shall bear interest at the rates based upon the Fall-Back Rate and shall be subject to the applicable Alternate Base Rate Margin.

Agent, Lenders and Borrower acknowledge that the discontinuation of the LIBOR Rate Index is a future event over which none of Agent, any Lender or Borrower has influence but which will necessarily affect the Pre-Substitute LIBOR Rate. Notwithstanding the foregoing, the parties acknowledge that, initially and/or over time, the Substitute LIBOR Index Rate or Fall-Back Rate, as applicable, will differ from the Pre-Substitute LIBOR Rate. Borrower agrees that Agent shall not be liable in any manner for its selection of a Substitute LIBOR Index Rate or the Fall-Back Rate.

If a LIBOR Amendment is entered into, from and after the effective date of any such LIBOR Amendment, the Substitute LIBOR Index Rate shall be used in lieu of the Pre-Substitute LIBOR Rate, and all references in this Agreement to the Pre-Substitute LIBOR Rate shall be deemed to refer to the Substitute LIBOR Index Rate. In such instance, the Substitute LIBOR Index Rate shall remain in effect from the effective date of such LIBOR Amendment until the Termination Date, unless such an instance occurs where the Substitute LIBOR Index Rate is no longer available, in which case the provisions of this definition will again apply for purposes of replacing the Substitute LIBOR Index Rate.
"Prime Rate" means, at any time, the rate of interest per annum then most recently published in The Wall Street Journal (or any successor publication if The Wall Street Journal is no longer published) as the "Prime Rate" (the "Prime Rate Index"). If a range of prime interest rates per annum is so published, the Prime Rate Index shall mean the highest rate per annum in such published range. Information about the Prime Rate Index is available or published daily in The Wall Street Journal. The Prime Rate Index is not necessarily the lowest rate charged by Lenders on their loans. If the Prime Rate Index becomes unavailable during the term of this Agreement, Agent shall designate its "Prime Rate" as the substitute index after notifying Borrower. Agent will tell Borrower the current Prime Rate Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lenders may make loans based on other rates as well.

"Rate Management Transaction Obligations" means any and all obligations and indebtedness, contingent or otherwise, whether now existing or hereafter arising, of Borrower or any Subsidiary to any Lender arising under or in connection with any Rate Management Transaction, including, for the avoidance of doubt, the interest rate hedging transactions entered into pursuant to the Rate Management Transaction Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for any of the foregoing including, without limitation, the interest rate hedging transactions entered into pursuant to the Rate Management Transaction Documents.

"Termination Date" means 11:00 a.m. on September 13, 2024, or such earlier date on which the Commitments terminate as provided in this Agreement.
(b)    the following definitions shall be added to Section 1.1 of the Agreement in proper alphabetical order:
"Fall-Back Rate" means, for any day, a rate of interest which is the greater of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Rate in effect on such day plus one-half percent (0.50%). Notwithstanding the foregoing, under no circumstances will the Fall-Back Rate be less than zero percent (0.0%) (the "Fall-Back Rate Floor"), provided, however, if Borrower has entered into a Rate Management Transaction with a Lender for purposes of hedging the interest rate floor on the Notes, then no Fall-Back Rate Floor shall be applicable for the portion of the principal amount of the Notes which is equal to the notional amount of such Rate Management Transaction during the period(s) such Rate Management Transaction is in effect
"First Amendment" means that certain First Amendment to Amended and Restated Credit Agreement dated as of September 13, 2019, by and among Borrower, Lenders, and Agent.
"First Amendment Closing Date" means the date of the First Amendment.
"Rate Management Transaction Documents" means any ISDA Master Agreement and Schedule thereto between Borrower and any Lender, and all Confirmations (as such term is defined in such ISDA Master Agreement) between Borrower and such Lender, executed in connection with any Rate Management Transactions entered into between Borrower and such Lender, now or in the future, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for any of the foregoing.
Section 2.3    Amendment to Section 2.8. Effective as of the date hereof, the first sentence contained in clause (a) contained in Section 2.8 of the Agreement is amended to read in its entirety as follows:
At any time prior to the Termination Date, Borrower may effectuate increases in the aggregate Combined Commitments (each such increase being a "Combined Commitments Increase"), by designating either one or more of the existing Lenders (each of which, in its sole discretion, may determine whether and to what degree to participate in such Combined Commitments Increase) or one or more other banks or other financial institutions (reasonably acceptable to Agent) that at the time agree (y) in the case of any existing Lender, to increase its Commitment (an "Increasing Lender"), and (z) in the case of any other bank or financial institution that is not an existing Lender, to provide a Commitment and become a party to this Agreement as a Lender (an "Additional Lender"); provided, however, that (i) each Combined Commitments Increase shall be in an amount at least equal to $5,000,000.00, (ii) the aggregate amount of all Combined Commitments Increases shall not exceed $50,000,000.00, and (iii) all Commitments and Revolving Advances provided pursuant to a Combined Commitments Increase shall be available on the same terms as those applicable to the existing Commitments and Revolving Advances.
Section 2.4    Amendment to Section 2.9. Effective as of the date hereof, the first sentence contained in clause (a) contained in Section 2.9 of the Agreement is amended to read in its entirety as follows:
On the terms and conditions set forth in this Agreement, upon Borrower's request on any Business Day prior to the Termination Date, Swing Lender shall make Alternate Base Rate Loans under the Swing Note ("Swing Loans") to Borrower in an aggregate principal amount not to exceed $45,000,000.00 outstanding at any time; provided that the aggregate principal amount of the outstanding Revolving Advances, plus the Letter of Credit Liabilities, plus the aggregate principal amount of the outstanding Swing Loans shall never exceed the Combined Commitments; and provided, further, that Swing Lender shall not make Swing Loans if an Event of Default or an Unmatured Event of Default has occurred and is continuing.
Section 2.5    Amendment to Section 2.10. Effective as of the date hereof, the first sentence contained in Section 2.10 of the Agreement is amended to read in its entirety as follows:
Subject to the terms and conditions of this Agreement, Issuing Bank agrees to issue one or more Letters of Credit for the account of Borrower from time to time from the date hereof to and including the Business Day prior to the Termination Date; provided, however, that the Letter of Credit Liabilities shall not at any time exceed the lesser of (a) $45,000,000.00 and (b) the Combined Commitments at such time minus the sum of (i) the aggregate principal amount of the outstanding Revolving Advances at such time, plus (ii) the aggregate principal amount of the outstanding Swing Loans at such time.
Section 2.6    Amendment to Section 6.13. Effective as of the date hereof, Section 6.13 of the Agreement is amended to read in its entirety as follows:
Section 6.13.    Disclosure. Since December 31, 2018, no event has occurred, and no fact or condition exists, which has had a Material Adverse Effect or which is likely to have a Material Adverse Effect.
Section 2.7    Addition of Section 6.24. Effective as of the date hereof, Section 6.24 shall be added to the Agreement and shall read in its entirety as follows:
Section 6.24.    Covered Entity. No Loan Party is a Covered Entity.

Section 2.8    Addition of Section 12.27. Effective as of the date hereof, Section 12.27 shall be added to the Agreement and shall read in its entirety as follows:

Section 12.27.        Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Rate Management Transaction Documents or any other agreement or instrument that is a QFC (hereinafter defined) (such support, "QFC Credit Support", and each such QFC, a "Supported QFC"), the parties hereto acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity (hereinafter defined) that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate (hereinafter defined) of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (hereinafter defined) under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties hereto with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 12.27, the following terms have the following meanings:

"BHC Act Affiliate" of a Person means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person.

"Covered Entity" means any of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
"Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
"QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
Section 2.9    Amendment to Annexes. Effective as of the date hereof, Annex I (Commitments) to the Agreement is amended to conform in its entirety to Annex "A" to this Amendment.
Section 2.10    Amendment to Exhibits. Effective as of the date hereof, (a) Exhibit "A" (Form of Revolving Note) to the Agreement is amended to conform in its entirety to Annex "B" to this Amendment, (b) Exhibit "B" (Form of Swing Note) to the Agreement is amended to conform in its entirety to Annex "C" to this Amendment, and (c) Exhibit "C" (Form of Revolving Advance Request Form) to the Agreement is amended to conform in its entirety to Annex "D" to this Amendment.
ARTICLE III.
Conditions Precedent
Section 3.1    Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following in form and substance satisfactory to Agent:
(a)    Certificates.

(i)    A certificate of the Secretary or Assistant Secretary of Borrower (or another officer of Borrower acceptable to Agent) certifying (A) resolutions of the board of directors of Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party in connection herewith, and (B) the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party as of the date of this Amendment, together with specimen signatures of such officers.
(ii)    A certificate of the Chief Financial Officer of Borrower certifying (A) that all representations and warranties in this Amendment and the other Loan Documents are true and correct on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties are true and correct as of such earlier date, (B) that no Event of Default or Unmatured Event of Default has occurred and is continuing, (C) that no Material Adverse Effect has occurred since December 31, 2018, and (D) that no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.
(b)    Governmental Certificates. Certificates issued by the appropriate government officials of the state of incorporation or organization, as applicable, of Borrower and each Guarantor as to the existence and good standing of Borrower and such Guarantor in such state.
(c)    Notes. (i) The Revolving Notes executed by Borrower and payable to the order of the respective Lenders (which promissory notes are in renewal, extension and increase of, but not in discharge or novation of, those certain promissory notes in the original aggregate principal amount of $350,000,000.00, dated February 6, 2018, executed by Borrower and payable to the order of the respective Lenders), and (ii) a Swing Note executed by Borrower and payable to the order of Swing Lender (which promissory note is in renewal, extension and increase of, but not in discharge or novation of, that certain promissory note in the original principal amount of $30,000,000.00, dated February 6, 2018, executed by Borrower and payable to the order of Swing Lender). Each Lender agrees to use commercially reasonable efforts to return to Borrower, within thirty (30) days of the date of this Amendment, the original Revolving Note previously delivered to it. Swing Lender agrees to use commercially reasonable efforts to return to Borrower, within thirty (30) days of the date of this Amendment, the original Swing Note previously delivered to it.
(d)    New Lender Condition. Upon the reasonable request of U.S. Bank National Association (the "New Lender"), Borrower must have provided to the New Lender the documentation and other information so requested in connection with applicable "know your customer" and anti-money laundering rules and regulations, including the PATRIOT Act, in each case at least five (5) days prior to the First Amendment Closing Date.
(e)    Opinion of Counsel. An opinion of Baker Botts L.L.P., legal counsel to Borrower and Guarantors.
(f)    Fees and Expenses.
(i)    Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 12.1 of the Agreement, to the extent invoiced prior to the closing of this Amendment, have been paid in full by Borrower.
(i)    Evidence that all fees referenced in the agent fee letter and lenders fee letter, each dated as of the date of this Amendment, have been paid in full by Borrower.
Section 3.2    Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date, and (b) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

ARTICLE IV.
Ratifications, Representations, and Warranties

Section 4.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.
Section 4.2    Representations, Warranties and Agreements. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) Borrower is indebted to Lenders pursuant to the terms of the Notes, as the same may have been renewed, modified, extended or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, (e) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes, as the same may have been renewed, modified, extended or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, and (f) to the knowledge of the Authorized Representatives and Financial Officers of Borrower, Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Agent's or any Lender's performance under the Loan Documents. Borrower hereby represents and warrants to Agent and Lenders that this Amendment and all Loan Documents executed in connection herewith have not been executed in the state of Florida.

ARTICLE V.

Miscellaneous

Section 5.1    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely on them.

Section 5.2    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

Section 5.3    Expenses; Indemnification. Borrower agrees that this Amendment is a Loan Document to which Sections 12.1 and 12.2 of the Agreement shall apply.

Section 5.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid, illegal or unenforceable shall not impair or invalidate the remaining provisions hereof and the effect of such invalidity, illegality or unenforceability shall be confined to the provision held to be invalid, illegal or unenforceable.

Section 5.5    APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AMENDMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS.

Section 5.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and Borrower and their respective successors and assigns, except that (a) Borrower may not assign or transfer any of its rights or obligations hereunder without prior written consent of Agent and Lenders, and (b) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with Section 12.19 of the Agreement or as required under Section 2.21 of the Agreement.
Section 5.7    Counterparts. This Amendment and the other Loan Documents furnished in connection herewith may be executed in one or more counterparts, each of which when executed shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document furnished in connection herewith by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
Section 5.8    Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10    Dispute Resolution. The terms of Section 12.25 (Dispute Resolution) of the Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
Section 5.11    ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, THE AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

Executed as of the date first written above.
BORROWER:
INSPERITY, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

AGENT:

ZIONS BANCORPORATION, N.A. dba
AMEGY BANK, as Agent

By: /s/ Clayton Dallas
Clayton Dallas
Associate Director

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

LENDERS:
ZIONS BANCORPORATION, N.A. dba
AMEGY BANK
By: /s/ Ryan K. Hightower
Ryan K. Hightower
Senior Vice President

BANK OF AMERICA, N.A.

By:    /s/ Jennifer Textus
Name: Jennifer Textus
Title: Vice President

WELLS FARGO BANK, N.A.

By:    /s/ Christina Murez
Name: Christina Murez
Title: Vice President

BRANCH BANKING & TRUST COMPANY

By:    /s/ Jim C. Wright
Name: Jim C. Wright
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Kara Van Duzee
Name: Kara Van Duzee
Title: Vice President

Address for Notices:
13737 Noel Road, Suite 800
Dallas, Texas 75240
Attention: Brian B. Myers
Email: brian.b.myers@usbank.com

WOODFOREST NATIONAL BANK

By:    /s/ Jacob McGee
Name: Jacob McGee
Title: VP

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that the Guaranty Agreement executed by Guarantors shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Guaranteed Indebtedness (as therein defined), as renewed, extended, and increased from time to time, including, without limitation, the renewal, extension, and increase of the indebtedness evidenced by the Revolving Notes and the Swing Note, in each case, executed in connection with this Amendment.

Each Guarantor further agrees that, by its execution of this Amendment in the space provided below, without limiting the generality of the description of the Obligations guaranteed under the Guaranty Agreement, each Guarantor acknowledges and agrees that the Obligations guaranteed by the Guaranty Agreement shall include, without limitation, any and all obligations of Borrower to any Lender which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transaction) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures, including, without limitation, the interest rate hedging transactions under any Rate Management Transaction Document. Notwithstanding the foregoing, no Guarantor shall be deemed to have guaranteed, become jointly and severally obligated for or to have pledged assets in support of a "swap", as defined in Section 1a(47) of the Commodity Exchange Act, entered into on or after October 12, 2012, if at the time that swap is entered into, such Guarantor is not an Eligible Contract Participant. If Agent or any Lender holds one or more guaranties or hereafter receives additional guaranties from any Guarantor, the limitation contained herein shall not affect or invalidate any such other guaranties.

INSPERITY HOLDINGS, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF COMPANIES, INC.

By: /s/ Douglas S. Sharp

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING II, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

ADMINISTAFF PARTNERSHIPS HOLDING III, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY BUSINESS SERVICES, L.P.

By: /s/ Douglas S. Sharp

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY EMPLOYMENT SCREENING, L.L.C.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY ENTERPRISES, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY EXPENSE MANAGEMENT, INC.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY GP, INC.

By: /s/ Douglas S. Sharp

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY INSURANCE SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY PAYROLL SERVICES, L.L.C.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY PEO SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY RETIREMENT SERVICES, L.P.

By: /s/ Douglas S. Sharp

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

INSPERITY SUPPORT SERVICES, L.P.

By: /s/ Douglas S. Sharp
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT